Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated August 14, 2015, to the

Domini Social Investment Trust

Prospectus dated November 30, 2014,

regarding the

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES (DSBFX) AND INSTITUTIONAL SHARES (DSBIX)

(the “Bond Fund”)

Effective November 30, 2015, the changes set forth below will be reflected in the Prospectus with respect to the Domini Social Bond Fund.

The following insert will replace the first two sentences of the “Principal investment strategies” section found on page 15 of the prospectus.

Principal investment strategies: Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains a dollar-weighted average effective maturity of within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Bond Index as calculated by the submanager. Under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, and U.S. dollar denominated bonds issued by non-U.S. entities. The amount the Fund invests in such securities may change significantly from time to time based on current market conditions and investment eligibility determinations.

The following insert will replace the second paragraph under the Domini Social Bond Fund heading on page 23 of the prospectus.

As a primary strategy, under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains a dollar-weighted average effective maturity of within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Bond Index as calculated by the submanager.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.